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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 1999


                           Healthcare Recoveries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-22585
                            ------------------------
                            (Commission File Number)


                                   61-1141758
                      ------------------------------------
                      (IRS Employer Identification Number)


                 1400 Watterson Tower, Louisville, Kentucky 40218
                 ------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 454-1340
                                                          ---------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                              Exhibit Index Located on Page: ---
                                                      Total Number of Pages: ---



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Item 5.  Other Events

         On March 15, 1999, Healthcare Recoveries, Inc., a Delaware corporation ("HRI"), issued a press release announcing, among other things, a proposed stock repurchase program, a contract with a new client, and estimated revenue and earnings for the quarter ending March 31, 1999. On March 22, 1999, HRI issued a press release (together with the March 15 press release, the "Press Releases") announcing that its senior lenders had consented to the proposed stock repurchase program. The Press Releases are filed herewith as Exhibits 99.1 and
99.2 and are incorporated herein by reference thereto.



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Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits

         (c)      Exhibits


99.1     Text of Press Release of Healthcare Recoveries, Inc., dated March 15, 1999.

99.2     Text of Press Release of Healthcare Recoveries, Inc., dated March 22, 1999.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: March 25, 1999



                                    HEALTHCARE RECOVERIES, INC.



                                    By: /s/ Douglas R. Sharps
                                       -----------------------------------------
                                    Douglas R. Sharps
                                    Executive Vice President -- Finance and
                                    Administration, and Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit                                                                                 Page No.
-------                                                                                 --------
99.1     Text of Press Release of Healthcare Recoveries, Inc.,
         dated March 15, 1999.

99.2 Text of Press Release of Healthcare Recoveries, Inc., dated March 22, 1999.